UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 20, 2025 (Date of earliest event reported)

NOVAGOLD RESOURCES INC.

(Exact Name of Registrant as Specified in Its Charter)

British Columbia	001-31913	N/A
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

201 South Main Street, Suite 400, Salt Lake City, Utah 84111

(Address of principal executive offices) (Zip Code)

(801) 639-0511

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	NG	NYSE American Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to guidance received from the Staff of the Securities and Exchange Commission and as previously disclosed, NOVAGOLD RESOURCES INC. (the “Company”) wishes to reiterate the following discussion on the promotion of the Company’s Chief Operating Officer. As previously announced on January 24, 2024, Richard Williams, age 64 at the time, was promoted to Chief Operating Officer of the Company, effective January 1, 2024. Mr. Williams was previously Vice President, Engineering & Development since April 2013. There are no family relationships between Mr. Williams and any director or executive officer of the Company, and Mr. Williams has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Williams’ compensation increased to $434,500 per year in connection with the promotion. A copy of Mr. Williams’ current Employment Agreement with the Company, dated January 8, 2013, was previously attached as Exhibit 10.1 to the Company’s Form 10-Q filed on October 2, 2024.

Item 7.01 Regulation FD

On August 20, 2025 we issued a press release reporting on recent meetings in Alaska among representatives of NOVAGOLD, Paulson Advisers LLC, Donlin Gold LLC, local stakeholders and government officials to discuss the advancement of the Donlin Gold project. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference. A copy of the press release is also available on NOVAGOLD’s website at www.novagold.com.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release, dated August 20, 2025 issued by NOVAGOLD RESOURCES INC. entitled “NOVAGOLD and Paulson’s Alaska Site Visit Builds Momentum in Donlin Gold’s Path to Development.”

104	Cover Page Interactive Data File – The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2025	NOVAGOLD RESOURCES INC.

	By:	/s/ Peter Adamek
Peter Adamek
Vice President and Chief Financial Officer